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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 1997


                                                      REGISTRATION NO. 33-54960

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ----------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  ----------

                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                                  ----------

                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)

                                   25-1435979
                      (I.R.S. Employer Identification No.)

                                 ONE PNC PLAZA
                                249 FIFTH AVENUE
                      PITTSBURGH, PENNSYLVANIA  15222-2707
                                 (412) 762-1553
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  ----------

               PNC BANK CORP. 1997 LONG-TERM INCENTIVE AWARD PLAN
                            (Full title of the Plan)

                                  ----------

                           WALTER E. GREGG, JR., ESQ.
                        SENIOR EXECUTIVE VICE PRESIDENT
                                 PNC BANK CORP.
                                 ONE PNC PLAZA
                                249 FIFTH AVENUE
                      PITTSBURGH, PENNSYLVANIA  15222-2707
                                 (412) 762-2281
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  ----------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

                                  ----------


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EXPLANATORY NOTE: This Post-Effective Amendment No. 1 to Form S-8 Registration
Statement (No. 33-54960) (the "Registration Statement") of PNC Bank Corp. (the "Corporation") is being filed to reflect the renaming of the "PNC Bank Corp. 1992 Long-Term Incentive Award Plan" to the "PNC Bank Corp. 1997 Long-Term Incentive Award Plan." On April 22, 1997, the Corporation's shareholders at the 1997 Annual Meeting approved the renaming, amendment and restatement of the Plan, a copy of which is filed herewith as Exhibit 4.3.

"Item 8. Exhibits" in Part II of the Registration Statement is hereby amended and restated in its entirety to read as set forth below:

"ITEM 8. EXHIBITS

      The exhibits listed below are filed herewith or are incorporated herein by reference to other filings:


Exhibit 4.1 Articles of Incorporation, as amended, of the Corporation, incorporated herein by reference to Exhibits 99.1 and 99.2 of the Corporation's Current Report on Form 8-K dated October 7, 1996 (Commission File No. 1-9718).

Exhibit 4.2 By-Laws, as amended, of the Corporation, incorporated herein by reference to Exhibit 4.2 of the Corporation's Registration Statement on Form S-8 at Registration No. 33-62311.

Exhibit 4.3 PNC Bank Corp. 1997 Long-Term Incentive Award Plan, filed herewith.

Exhibit 5         Opinion of William F. Strome, Esq., previously filed as
                  Exhibit 5 to the Registration Statement on Form S-8 at Registration No. 33-54960.

Exhibit 23.1 Consent of Ernst & Young LLP, independent auditors of the Corporation, previously filed as Exhibit 23 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File No. 1-9718).

Exhibit 23.2 Consent of William F. Strome, Esq., contained in the opinion filed as Exhibit 5.

Exhibit 24.1 Power of Attorney of certain officers and directors of the Corporation, filed herewith.

Exhibit 24.2      Power of Attorney of Robert N. Clay, filed herewith.

Exhibit 24.3      Power of Attorney of Jackson H. Randolph, filed herewith.

Exhibit 24.4      Power of Attorney of Vincent A. Sarni, filed herewith."


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, and Commonwealth of Pennsylvania, on the 25th day of April, 1997.

                               PNC BANK CORP.

                               By /s/ THOMAS H. O'BRIEN
                                  ---------------------------------
                               Thomas H. O'Brien
                               Chairman and Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


         SIGNATURE                    TITLE                        DATE
         ---------                    -----                        ----

/s/ THOMAS H. O'BRIEN
------------------------     Chairman, Chief Executive          April 25, 1997
    Thomas H. O'Brien        Officer and Director
                             (Principal Executive Officer)
/s/ ROBERT L. HAUNSCHILD
------------------------     Senior Vice President              April 25, 1997
    Robert L. Haunschild     and Chief Financial Officer
                             (Principal Financial Officer)
/s/ WILLIAM J. JOHNS
------------------------     Senior Vice President and          April 25, 1997
    William J. Johns         Chief Accounting Officer
                             (Principal Accounting Officer)
      *
------------------------     Director                           April 25, 1997
Robert N. Clay

      *
------------------------     Director                           April 25, 1997
George A. Davidson, Jr.

      *
------------------------     Director                           April 25, 1997
David F. Girard-diCarlo

      *
------------------------     Director                           April 25, 1997
Dianna L. Green


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


      *
-----------------------      Director                           April 25, 1997
C. G. Grefenstette

      *
-----------------------      Director                           April 25, 1997
Bruce Lindsay

      *
-----------------------      Director                           April 25, 1997
Thomas Marshall

      *
-----------------------      Director                           April 25, 1997
W. Craig McClelland

      *
-----------------------      Director                           April 25, 1997
Jackson H. Randolph

      *
-----------------------      President and Director             April 25, 1997
James E. Rohr

      *
-----------------------      Director                           April 25, 1997
Roderic H. Ross

      *
-----------------------      Director                           April 25, 1997
Vincent A. Sarni

      *
-----------------------      Director                           April 25, 1997
Garry J. Scheuring

      *
-----------------------      Director                           April 25, 1997
Richard P. Simmons

      *
-----------------------      Director                           April 25, 1997
Thomas J. Usher

      *
-----------------------      Director                           April 25, 1997
Milton A. Washington



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      *
-----------------------      Director                           April 25, 1997
Helge H. Wehmeier




                                          *By /s/ MELANIE S. CIBIK
                                              --------------------------------
                                           Melanie S. Cibik, Attorney-in-Fact,
                                           pursuant to Powers of Attorney
                                           filed herewith

                                           Date:  April 25, 1997




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                               INDEX OF EXHIBITS


Exhibit 4.1 Articles of Incorporation, as amended, of the Corporation, incorporated herein by reference to Exhibits 99.1 and 99.2 of the Corporation's Current Report on Form 8-K dated October 7, 1996 (Commission File No. 1-9718).

Exhibit 4.2 By-Laws, as amended, of the Corporation, incorporated herein by reference to Exhibit 4.2 of the Corporation's Registration Statement on Form S-8 at Registration No. 33-62311.

Exhibit 4.3 PNC Bank Corp. 1997 Long-Term Incentive Award Plan, filed herewith.

Exhibit 5         Opinion of William F. Strome, Esq., previously filed as
                  Exhibit 5 to the Registration Statement on Form S-8 at Registration No. 33-54960.

Exhibit 23.1 Consent of Ernst & Young LLP, independent auditors of the Corporation, previously filed as Exhibit 23 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File No. 1-9718).

Exhibit 23.2 Consent of William F. Strome, Esq., contained in the opinion filed herewith as Exhibit 5.

Exhibit 24.1 Power of Attorney of certain officers and directors of the Corporation, filed herewith.

Exhibit 24.2      Power of Attorney of Robert N. Clay, filed herewith.

Exhibit 24.3      Power of Attorney of Jackson H. Randolph, filed herewith.

Exhibit 24.4      Power of Attorney of Vincent A. Sarni, filed herewith.


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